                               POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS, that each of the undersigned hereby makes, constitutes and appoints Peter Macdonald, Denise Apicella and Nicole Carrillo,
signing singly, the undersigned's true and lawful attorneys-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:

        (i)     execute for and on behalf of the undersigned, in the
                undersigned's capacity as a director, director nominee, officer or beneficial owner of shares of common stock (the "Shares") of
                loanDepot, Inc., a Delaware corporation (the "Company"), any
                Schedule 13D or Schedule 13G, and any amendments, supplements or exhibits thereto (including any joint filing agreements)
                required to be filed by the undersigned under Section 13 of the
                Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act"), and any
                Forms 3, 4, and 5 and any amendments, supplements or exhibits thereto required to be filed by the undersigned under Section
                16(a) of the Exchange Act;

        (ii)    do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute any such Schedule 13D, Schedule 13G, Form 3, 4, or 5 and timely file such forms with the United States Securities and
                Exchange Commission and any stock exchange on which the Shares are then listed; and

        (iii)   take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorneys-in-fact, may be of benefit to, in the best interest of, or legally
                required by, the undersigned, it being understood that the documents executed by such attorneys-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                attorneys-in-fact may approve in such attorneys-in-fact's
                discretion.

        The undersigned hereby grants to such attorneys-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorneys-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 13 and Section 16 of the
Exchange Act.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file reports or schedules under Section 13 or Section 16 of the Exchange Act with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-
fact.

                                   * * * * *

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 2nd day of February, 2021.

                                        PCP Managers GP, LLC

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        PCP Managers, L.P.

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        Parthenon Capital Partners Fund II, L.P.

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            -----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        PCP Partners IV, L.P.

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            -----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        Parthenon Investors IV, L.P.

                                        By: PCP Partners IV, LLC
                                        Its: General Partner

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ------------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        Parthenon Capital Partners Fund, L.P.

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ------------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        PCap III, LLC

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        PCap Partners III, LLC

                                        By: PCap III, LLC
                                        Its: Managing Member

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        PCap Associates

                                        By: PCap Partners III, LLC
                                        Its: General Partner

                                        By: PCap III, LLC
                                        Its: Managing Member

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        Parthenon Investors III, L.P.

                                        By: PCap Partners III, LLC
                                        Its: General Partner

                                        By: PCap III, LLC
                                        Its: Managing Member

                                        By: PCP Managers, LP
                                        Its: Managing Member

                                        By: PCP Managers GP, LLC
                                        Its: General Partner

                                        By: /s/ Joseph Taveira
                                            ----------------------------
                                            Name:  Joseph Taveira
                                            Title: Chief Financial Officer

                                        /s/ Brian P. Golson
                                        ---------------------------------
                                        Brian P. Golson

                                        /s/ David Ament
                                        ---------------------------------
                                        David Ament